Exhibit 99.4

                                CLOSING SCHEDULES

     The following is a list of schedules and documents that were either delivered or reviewed by the parties to the Share Exchange Agreement dated September 2, 2011 at or prior to the closing of the transaction. Note: This
Exhibit 99.4 was prepared by AvWorks Aviation Corp. (f/k/a Datamill Media Corp.) on January 25, 2012.

                     YOUNG SCHEDULES OF YOUNG AVIATION, LLC

                                  Schedule 1.07

     Since the signing of the Share Exchange Agreement, there have been no changes or events that would require disclosure in a separate schedule.

                                  Schedule 1.10

     The following is a list of all material contracts, agreements, debt instruments, etc. to which Young Aviation, LLC is a party:

Share Exchange Agreement dated September 2, 2011, with Datamill Media Corp.

Amendment to Share Exchange Agreement, effective as of September 30, 2011, by and between Young Aviation, LLC and Datamill Media Corp.

Verbal Agreement with Joel A. Young re: $25,000 loan to Young Aviation, LLC

Verbal Agreement with Olive Waite re: $31,000 loan to Young Aviation, LLC

Verbal Agreement with Rick Klein re: $6,000 loan to Young Aviation, LLC

Lease Agreement dated January 24, 2006, by and between Hiatus Commerce Center and Joel Young and Young Aviation, LLC

First Addendum to Lease Dated January 24, 2006, between Hiatus Commerce Center and Young Aviation, LLC, executed on December 10, 2010

                                  Schedule 1.13

     Young Aviation, LLC has the following licenses, franchises, permits and other governmental authorizations:

     Young Aviation is accredited to FAA Advisory Circular AC 00-56 and TAC 2000 as a result of having successfully completed the TAC 2000 quality control accreditation process under FAA Advisory Circular 00-56. In addition, we are a registered U.S. G.S.A government contractor.

     The Company has been accredited to FAA Advisory Circular AC 00-56 and TAC 2000 for over three years. The annual cost of renewal is $1,500 each May and the most recent renewal was May of 2011.

     The GSA connects federal purchasers with the most cost-effective and high-quality commercial products and services. The Federal Acquisition Regulation (FAR) requires that federal contractors register in the Central Contractor Registration (CCR) database prior to award of any contract or purchase agreement with the federal government in most procurement situations. All GSA schedule contractors are required to be registered in CCR before award and throughout the life of the contract. Many federal agencies initially use the CCR database to find potential sources for supplies and services.

     The Company's annual cost of being a registered U.S. G.S.A. government contractor is approximately $1,000, consisting of related literature necessary to remain informed and knowledgeable.

                                  Schedule 1.16

     Set forth below is a description of every contract, agreement or arrangement between Young Aviation and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or beneficial owner of 5% or more of the issued and outstanding Units of Young Aviation and which are to be performed in whole or in part after the date of the Share Exchange Agreement:

     Verbal Agreement with Joel A. Young re: $25,000 loan to Young Aviation, LLC

     Young has made no commitments to lend funds to any affiliated person. Aside from those commitments described above, Young has no commitment to borrow money from any affiliated person.

                                Schedule 1.17(a)

     Attached hereto are complete and correct copies of the Articles of Organization, Operating Agreements and amendments thereto in effect as of the date of the Share Exchange Agreement:

Articles of Organization
Operating Agreement
Amendment No. 1 to Operating Agreement

                            Schedule 1.17(b) and (c)

     Young Aviation provided Datamill Media Corp.'s representatives with access to its minute book, but did not deliver copies of minutes or resolutions to Datamill's representatives.

                                Schedule 1.17(d)

                     List of Members of Young Aviation, LLC
                                       and
       Schedule of Assignments of Members Interests in Young Aviation, LLC

At the closing of the Share Exchange Agreement, executed assignments from the 10 members of Young Aviation, LLC were delivered to Datamill Media Corp., to wit:

Certificate No. Assigned         Name of Member               Units Assigned
------------------------         --------------               --------------

          001                 Joel A. Young                     82,500,000
          002                 Olive Waite                          250,000
          003                 Rick Klein                            60,000
          004                 Marvin Larry Goldman                  25,000
          005                 Justin Young                          10,000
          006                 Priscilla Carswell Young              20,000
          007                 Carlita Brown                          5,000
          008                 Lynse Sutter                         100,000
          009                 Steven Mosley                         10,000
          010                 Estrellita Nyland                     50,000

         Total Assigned Units                                   83,030,000

                                Schedule 1.17(e)

      Young Aviation, LLC's Federal Tax Identification Number is 20-1106849

     Immediately following the execution of the Share Exchange Agreement, Young Aviation, LLC provided Datamill Media Corp.'s representatives access to all of Young Aviation's income tax and franchise tax reports, but we did not deliver those documents to Datamill Media Corp.

                                Schedule 1.17(f)

                                 Not applicable.

                                Schedule 1.17(g)

                                 Not applicable.

     In addition, Young Aviation, LLC provided Datamill Media Corp. with the following documents:

1. Young Aviation, LLC Transactions by Account as of September 30, 2011

                               YOUNG AVIATION LLC
                             Transactions by Account
                            As of September 30, 2011

                                                                                         Original   Paid
                                  Type   Date   Num   Name   Memo   Class   Clr   Split   Amount   Amount   Balance
                                  ----   ----   ---   ----   ----   -----   ---   -----   ------   ------   -------
  Loan to Shareholder                                                                                      20,138.00
  Total Loan to Shareholder                                                                                20,138.00
                                                                                                          ----------
TOTAL                                                                                                      20,138.00
                                                                                                          ==========
                                                                                         Original   Paid
                                  Type   Date   Num   Name   Memo   Class   Clr   Split   Amount   Amount   Balance
                                  ----   ----   ---   ----   ----   -----   ---   -----   ------   ------   -------
  Investor Loan-Olive Waite                                                                                25,000.00
  Total Investor Loan-Olive Waite                                                                          25,000.00
                                                                                                          ----------
TOTAL                                                                                                      25,000.00
                                                                                                          ==========
                                                                                         Original   Paid
                                  Type   Date   Num   Name   Memo   Class   Clr   Split   Amount   Amount   Balance
                                  ----   ----   ---   ----   ----   -----   ---   -----   ------   ------   -------
  Investor Loan-Rick Klien                                                                                  6,000.00
  Total Investor Loan-Rick Klien                                                                            6,000.00
                                                                                                          ----------
TOTAL                                                                                                       6,000.00
                                                                                                          ==========
                                                                                         Original   Paid
                                  Type   Date   Num   Name   Memo   Class   Clr   Split   Amount   Amount   Balance
                                  ----   ----   ---   ----   ----   -----   ---   -----   ------   ------   -------
  Capital One CC                                                                                            4,397.79
  Total Capital One CC                                                                                      4,397.79
                                                                                                          ----------
TOTAL                                                                                                       4,397.79
                                                                                                          ==========
                                                                                         Original   Paid
                                  Type   Date   Num   Name   Memo   Class   Clr   Split   Amount   Amount   Balance
                                  ----   ----   ---   ----   ----   -----   ---   -----   ------   ------   -------
  Sales tax payable                                                                                         1,592.98
  Total Sales tax payable                                                                                   1,592.98
                                                                                                          ----------
TOTAL                                                                                                       1,592.98
                                                                                                          ==========

2. Young Aviation, LLC Financial Statements (2010 and 2009 fiscal years)

                       YOUNG AVIATION FINANCIAL STATEMENTS



Balance Sheets as of December 31, 2010 and 2009                              F-2

Statements of Operations and Comprehensive Income for the Years Ended
 December 31, 2010 and 2009                                                  F-3

Statement of Members' Equity for period from December 31, 2008 to
 December 31, 2010                                                           F-4

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009      F-5

                               YOUNG AVIATION LLC
                                 BALANCE SHEETS
                               As At December 31,

                                                                 2010               2009
                                                               --------           --------
                                     ASSETS

CURRENT ASSETS:
  Cash                                                         $  7,083           $     21
  Accounts receivable                                             2,585                 --
  Other current assets                                            1,431              1,431
                                                               --------           --------
      TOTAL CURRENT ASSETS                                       11,099              1,452
                                                               --------           --------
Property and equipment, net                                       7,000              9,000
Loan to members                                                  24,920             25,000
                                                               --------           --------

      TOTAL ASSETS                                             $ 43,019           $ 35,452
                                                               ========           ========

                           LIABILITIES AND NET ASSETS

CURRENT LIABILITIES:
  Accounts payable                                             $ 14,670           $ 21,095
  Other accounts payable                                          2,000                 --
  Loans payable - members                                        31,000             31,000
                                                               --------           --------
      TOTAL CURRENT LIABILITIES                                  47,670             52,095
                                                               --------           --------

      TOTAL LIABILITIES                                          47,670             52,095
                                                               --------           --------
MEMBERS' EQUITY:
  Members' contribution                                             100                100
  Retained earnings                                              (4,751)           (16,743)
                                                               --------           --------
Net members equity/(deficit)                                     (4,651)           (16,643)
                                                               --------           --------

      TOTAL LIABILITIES AND EQUITY                             $ 43,019           $ 35,452
                                                               ========           ========

                               YOUNG AVIATION LLC
                             STATEMENT OF OPERATIONS
                        For the Years Ended December 31,


                                                 2010              2009
                                               --------          --------

REVENUES                                       $557,828          $356,526
                                               --------          --------

Cost of Sales                                   378,984           208,455
                                               --------          --------
Gross profit                                    178,844           148,071

EXPENSES:
  Selling, general and administrative           139,555           101,906
  Interest expense                               11,542             2,845
  Depreciation and amortization                   2,000             1,000
  Bad Debt                                           --             5,320
                                               --------          --------
TOTAL EXPENSES                                  153,097           111,071
                                               --------          --------
Surplus/(Loss) from operations                   25,747            37,000
Interest Income                                       3                11
Distribution                                         --                --
                                               --------          --------

NET PROFIT                                     $ 25,750          $ 37,011
                                               ========          ========

                               YOUNG AVIATION LLC
                          Statements of Members' Equity

                                                  Members        Additional
                                                Contribution       Paid-in        Accumulated
                                                   Amount        Contribution       Deficit          Total
                                                   ------        ------------       -------          -----
Beginning balance, January 1, 2009                $    100         $     --        $(20,564)        $(20,464)

Net Profit, year ended December 31, 2009                                             37,011           37,011

Distribution                                                                        (33,190)         (33,190)
                                                  --------         --------        --------         --------
BALANCE DECEMBER 31, 2009                              100               --         (16,743)         (16,643)
                                                  --------         --------        --------         --------
Net Profit, year ended December 31, 2010                                             25,750           25,750

Distribution                                                                        (13,758)         (13,758)
                                                  --------         --------        --------         --------

BALANCE DECEMBER 31, 2010                         $    100         $     --        $ (4,751)        $ (4,651)
                                                  ========         ========        ========         ========

                               YOUNG AVIATION LLC
                             STATEMENT OF CASH FLOWS
                        For the Years Ended December 31,

                                                                        2010               2009
                                                                      --------           --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net profit                                                          $ 25,750           $ 37,011
  Adjustments to reconcile increase(decrease) in net
   assets to cash provided by operating activities:
     Depreciation                                                        2,000              1,000
  Changes in operating assets and liabilities:
     (Increase) in prepaid expenses                                     (2,585)                --
     (Decrease)/increase in accounts payable                            (6,425)            19,772
     Increase in amounts due from related parties                        2,000                 --
                                                                      --------           --------
           NET CASH PROVIDED BY OPERATING ACTIVITIES                    20,740             57,783
                                                                      --------           --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                       --            (10,000)
  Member distributions                                                 (13,758)           (33,190)
                                                                      --------           --------
           NET (CASH USED) IN INVESTING ACTIVITIES                     (13,758)           (43,190)
                                                                      --------           --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in loan from director                                            80            (15,000)
  Increase in shareholders' equity                                          --             10,000
                                                                      --------           --------
           NET CASH USED IN PROVIDED BY FINANCING ACTIVITIES                80             (5,000)
                                                                      --------           --------
INCREASE IN CASH                                                         7,062              9,593

CASH - BEGINNING OF YEAR                                                    21             (9,572)
                                                                      --------           --------

CASH - END OF YEAR                                                    $  7,083           $     21
                                                                      ========           ========

3. 2. Young Aviation, LLC Financial Statements (January 1, 2011 through June 30, 2011)

                       YOUNG AVIATION FINANCIAL STATEMENTS


Balance Sheet as of June 30, 2011                                            F-2

Statements of Operations for the Six Month Period Ended June 30, 2011        F-3

Condensed Consolidated Statements of Members' Equity                         F-3

Statement of Cash Flow for the Six Months Ended June 30, 2011                F-4

                               YOUNG AVIATION, LLC
                                  BALANCE SHEET
                                At June 30, 2011

                                     ASSETS

CURRENT ASSETS
  Cash                                                         $   100
  Inventory                                                     27,705
  Accounts receivable                                            3,277
  Other current assets                                           1,431
                                                               -------
      TOTAL CURRENT ASSETS                                      32,513
                                                               -------
Property and equipment, net                                      6,000
Advances receivable - member                                    24,920
                                                               -------

      TOTAL ASSETS                                             $63,433
                                                               =======

                           LIABILITIES AND NET ASSETS

CURRENT LIABILITIES
  Accounts payable                                             $18,769
  Other accounts payable                                         1,158
  Loans payable - member                                        31,000
                                                               -------
      TOTAL CURRENT LIABILITIES                                 50,927
                                                               -------
      TOTAL LIABILITIES                                         50,927
                                                               -------
MEMBERS' EQUITY
  Members' contribution                                            100
  Retained earnings                                             12,406
                                                               -------
      NET MEMBERS' EQUITY                                       12,506
                                                               -------

      TOTAL LIABILITIES AND NET ASSETS                         $63,433
                                                               =======

                               YOUNG AVIATION, LLC
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2011

Sales                                                      $76,144
Cost of Sales                                               40,432
                                                           -------
Gross Profit                                                35,712

EXPENSES
  Selling, general and adminitrative                        33,418
  Interest expense                                              --
  Depreciation                                                 360
  Bad debt                                                     730
                                                           -------
TOTAL EXPENSES                                              34,508
                                                           -------
Surplus from operations                                      1,204
                                                           -------

NET PROFIT                                                 $ 1,204
                                                           =======

                               YOUNG AVIATION LLC
               Condensed Consolidated Statement of Members' Equity

                                                   Member          Additional        Accumulated
                                                Contribution      Contribution         Deficit            Total
                                                ------------      ------------         -------            -----
BALANCE DECEMBER 31, 2010                         $    100          $     --          $ (4,751)          $ (4,651)
                                                  --------          --------          --------           --------
Members' distribution                                                                   15,953             15,953

Net loss, six months ended June 30, 2011                                                 1,204              1,204
                                                  --------          --------          --------           --------

BALANCE JUNE 30, 2011                             $    100          $     --          $ 12,406           $ 12,506
                                                  ========          ========          ========           ========

                               YOUNG AVIATION, LLC
                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended June 30, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $  1,204
  Adjustments to reconcile increase(decrease) in net assets
   to cash provided by operating activities:
     Depreciation                                                        1,000
  Changes in operating assets and liabilities:
     (Increase) in inventory                                           (27,705)
     (Increase) in other accounts receivable                              (692)
     (Decrease) in accounts payables                                      (842)
     Increase in other payables                                          4,099
     Increase in accrued interest payable                                   --
                                                                      --------
           NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES         (22,935)
                                                                      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Member distribution                                                   15,953
                                                                      --------
           NET (CASH USED) IN INVESTING ACTIVITIES                      15,953
                                                                      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease/(increase) in loans to members                                   --
                                                                      --------
           NET CASH USED IN PROVIDED BY FINANCING ACTIVITIES                --
                                                                      --------
(DECREASE) INCREASE IN CASH                                             (6,983)

CASH - BEGINNING OF PERIOD                                               7,083
                                                                      --------

CASH - END OF YEAR                                                    $    100
                                                                      ========

                    COMPANY SCHEDULES OF DATAMILL MEDIA CORP.

                                  Schedule 2.07

     Since the signing of the Share Exchange Agreement, there have been no changes or events that would require disclosure in a separate schedule.

                                  Schedule 2.10

     The following is a list of all material contracts, agreements, debt instruments, etc. to which Datamill Media Corp. is a party:

Share Exchange Agreement dated September 2, 2011, with Young Aviation, LLC

Amendment to Share Exchange Agreement, effective as of September 30, 2011, by and between Young Aviation and Datamill Media Corp.

Promissory Note dated January 5, 2011, payable to Jablonski Family, LLLP (this document was filed as Exhibit 10.1 to Datamill's Amendment No. 3 to Form S-1 registration statement filed on April 15, 2011)

Security and Pledge Agreement dated January 4, 2011, between Vincent Beatty and Jablonski Family, LLLP (this document was filed as Exhibit 10.2 to Datamill's Amendment No. 3 to Form S-1 registration statement filed on April 15, 2011)

                                  Schedule 2.13

                                 Not applicable.

                                  Schedule 2.16

     Set forth below is a description of every contract, agreement or arrangement between Datamill Media Corp. and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or beneficial owner of 5% or more of the issued and outstanding shares of common stock and which are to be performed in whole or in part after the date of the Share Exchange Agreement:

Not applicable.

     Datamill Media Corp. has made no commitments to lend funds to any affiliated person. Aside from those commitments described above, Datamill Media Corp. has no commitment to borrow money from any affiliated person.

                                Schedule 2.17(a)

                  List of Shareholders of Datamill Media Corp.

     Datamill provided representatives of Young Aviation with access to the shareholders list, but did not allow them to take the list with them.

                                Schedule 2.17(b)

     Datamill Media Corp.'s Federal Tax Identification Number is 98-0427526

                                Schedule 2.17(c)

     Copies of Datamill Media Corp.'s Articles of Incorporation and Bylaws and all amendments thereto are contained in Datamill's Form S-1 registration statement filed with the SEC on February 2, 2011. Pursuant to Section 2.05, we have disclosed in writing all of Datamill's SEC EDGAR filings.

     In addition, Datamill Media Corp. provided Young Aviation, LLC with Datamill's balance sheet as of June 30, 2011 and at closing.

                                    DATAMILL
                                  Balance Sheet
                                6/30/11 / Closing

                                                           At
                                     06/30/11           Closing
                                    ----------         ----------
ASSETS

CURRENT ASSETS
CHECKING/SAVINGS
  Cash                                  10,753                  0
                                    ----------         ----------
TOTAL CURRENT ASSETS                    10,753                  0
                                    ----------         ----------
TOTAL ASSETS                            10,753                  0
                                    ==========         ==========

LIABILITIES & EQUITY

LIABILITIES
  Accounts payable                      11,758              4,780  old A/P
  Accrued expenses                           0                  0
  Due to related party - officer        36,686                  0
  Due to related party                       0                  0
  Due to former related party                0                  0
  Advances payable                           0                  0
  Notes payable                              0             20,000  Jablonski N/P
                                    ----------         ----------
TOTAL CURRENT LIABILITIES               48,444             24,780
                                    ----------         ----------
TOTAL LIABILITIES                       48,444             24,780
                                    ----------         ----------
DEFICIT
  Common Stock                          15,325            250,000
  APIC                               1,173,341            938,666
  Accum deficit                       (102,520)          (102,520)
  Accum deficit during dev stage    (1,137,293)        (1,110,926)
  Net Loss                              13,456                  0
                                    ----------         ----------
TOTAL DEFICIT                          (37,691)           (24,780)
                                    ----------         ----------
TOTAL LIABILITIES & DEFICIT             10,753                  0
                                    ----------         ----------

                    DataMill A/P
                                                At
Vendor                                       Closing
------                                     ----------
Broadridge                                   $ 120.00
CFO Oncall                                   3,770.00
Issuer Direct                                  540.00
Vintage Filings                                350.00
                                           ----------

                                           $ 4,780.00
                                           ==========

                                       5